November 15, 2016

DBX ETF TRUST

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF

(the “Funds”)

Supplement to the Funds’ Summary Prospectuses and Statutory Prospectus

dated September 30, 2016

Effective immediately, the information contained in the section of each Fund’s Summary Prospectus and Statutory Prospectus entitled “Management—Portfolio Managers” is hereby deleted and replaced with the following:

Teresa Zheng, an employee of the Sub-Adviser, is primarily responsible for the day-to-day management of the Fund. Ms. Zheng has been a portfolio manager of the Fund since November 2016.

Effective immediately, the information contained in the section of the Prospectus entitled “Fund Details—Management—Portfolio Managers—Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF” is hereby deleted and replaced with the following:

Teresa Zheng is primarily responsible for the day-to-day management of the Funds. Ms. Zheng is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of her team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of her portfolio management team with more limited responsibilities.

Ms. Zheng, joined HGI in November 2016 as a portfolio manager in the passive strategies investment team. She has over 8 years of experience in the financial industry. Prior to HGI, she was an investment manager at Hang Seng Investment Management, where she was responsible for managing ETFs, retail funds and other types of investment vehicles registered in Hong Kong. Her previous experience also includes serving as an assistant professor at Chuhai College of Higher Education in Hong Kong, research analyst at First State Investment and financial market analyst at Factset StreetAccount. Ms. Zheng holds a PhD degree in Finance from Hong Kong University of Science & Technology and a Master’s degree in Management Science from Xi’an Jiaotong University.

Please retain this supplement for future reference.

November 15, 2016

DBX ETF TRUST

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF

(the “Funds”)

Supplement to the Funds’ Statement of Additional Information

dated September 30, 2016

Effective immediately, the information contained in the section entitled “Investment Advisory, Sub-Advisory, Administrative and Distribution Services – Portfolio Manager – Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF” is hereby deleted and replaced with the following:

HGI supervises and manages the investment portfolio of each Fund and directs the purchase and sale of the Funds’ investment securities. The HGI Portfolio Manager that has direct oversight responsibility and is primarily responsible for the day-to-day management of the Funds is Teresa Zheng.

Teresa Zheng is primarily responsible for the day-to-day management of the Funds. Ms. Zheng is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of her team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of her portfolio management team with more limited responsibilities.

Ms. Zheng, joined HGI in November 2016 as a portfolio manager in the passive strategies investment team. She has over 8 years of experience in the financial industry. Prior to HGI, she was an investment manager at Hang Seng Investment Management, where she was responsible for managing ETFs, retail funds and other types of investment vehicles registered in Hong Kong. Her previous experience also includes serving as an assistant professor at Chuhai College of Higher Education in Hong Kong, research analyst at First State Investment and financial market analyst at Factset StreetAccount. Ms. Zheng holds a PhD degree in Finance from Hong Kong University of Science & Technology and a Master’s degree in Management Science from Xi’an Jiaotong University.

Effective immediately, the following information replaces the information contained in the section entitled “Investment Advisory, Sub-Advisory, Administrative and Distribution Services – Portfolio Managers – Other Accounts Managed:”

The tables below show the number of other accounts managed by each Portfolio Manager and the total assets in the accounts, as of May 31, 2016, except as otherwise noted, in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

The following table provides information relating to other accounts managed by Ms. Zheng*:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	0	5	0
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$0	$296.24	$0
Assets Managed with Performance-Based Fees	$0	$0	$0

*	Information for this Portfolio Manager is as of October 31, 2016.

Effective immediately, the following information replaces the information contained in the table of the section entitled “Investment Advisory, Sub-Advisory, Administrative and Distribution Services – Portfolio Managers – Portfolio Manager Ownership of Fund Shares:”

The following table lists the dollar range (None, $1,-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $501,000-$1,000,000, over $1 million) of Fund shares beneficially owned by the primary portfolio manager(s) as of September 19, 2016 except as otherwise noted.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Teresa Zheng*	—	None
Bryan Richards	ASHX	$10,001-$50,000
Patrick Dwyer	—	None

*	Information for this Portfolio Manager is as of October 31, 2016.

Please retain this supplement for future reference.